SECURITY EQUITY FUND
FILE NO. 811-1136
CIK NO. 0000088525

EX-99.77Q1(g)

Form of Plan of  Reorganization  for Equity Series'  acquisition of Total Return
Series.

Incorporated  herein by  reference to the  Registrant's  Form N-14 filed May 30,
2002.